THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA MEDIA1 CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.
                Right to Purchase 555,556 shares of Common Stock of China Media1
                                Corp. (subject to adjustment as provided herein)

                      CLASS A COMMON STOCK PURCHASE WARRANT

No. 2006-A-001                                         Issue Date: June __, 2006

      CHINA MEDIA1 CORP., a corporation organized under the laws of the State of Washington (the "Company"), hereby certifies that, for value received, THE NUTMEG GROUP, 3366 Commercial, Northbrook, Illinois 60062, Fax: 847-291-7733 or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the "Expiration Date"), up to Five Hundred Fifty- Five Thousand Five Hundred Fifty-Six (555,556) fully paid and nonassessable shares of Common Stock at a per share purchase price of $____ [125% of 5-day average of closing bid prices prior to closing]. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Subscription Agreement"), dated June __, 2006, entered into by the Company and Holders of the Warrants.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include China Media1 Corp. and any corporation which shall succeed or assume the obligations of China Media1 Corp. hereunder.

      (b) The term "Common Stock" includes (a) the Company's Common Stock, $0.00005 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

      (d) The term "Warrant Shares" shall mean the Common Stock issuable upon exercise of this Warrant.

      1. Exercise of Warrant.

            1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

      1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

      1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of remaining shares of Common Stock for which such Warrant may still be exercised.

      1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

            (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

            (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

            (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

            (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

            1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

      1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

      1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      2. Cashless Exercise.

            (a) Except as described below, if a Registration Statement (as defined in the Subscription Agreement) ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available within 360 days of Closing or by the Maturity Date (accelerated or otherwise) of the Note issued pursuant to the Subscription Agreement, any sums due under the Note remains unpaid after any applicable cure period, then payment upon exercise may be made at the option of the Holder either in (i) cash, by wire transfer or certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price,
(ii) by cashless exercise in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

            (b) If the Notice of Exercise form elects a "cashless" exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the date of exercise. For the purposes of this Warrant, the term "Current Market Value" shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and "Market Price of the Common Stock" shall be the average of the closing bid price of the Common Stock (as reported by Bloomberg L.P. for the Principal Market) for the 5 Trading days prior to the exercise date.

            (c) The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement or after the Maturity Date of the Note (accelerated or otherwise) at a time when any sums due under the Note remains unpaid after any applicable cure period. For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

      3. Adjustment for Reorganization, Consolidation, Merger, etc.

      3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

      3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

      3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

      3.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. The reduction of the Purchase Price described in this Section 3.4 is in addition to the other rights of the Holder described in the Subscription Agreement.

      4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

      5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant; provided, however, that no adjustment of the Purchase Price shall be made in an amount of less than 1% of the Purchase Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Purchase Price. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

      6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock. Notwithstanding the foregoing, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed to be the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the exercise by the holder of this Warrant and then only in relation to the Warrant Shares which Holder is then entitled to receive upon such exercise.

      7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

      8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement.

      10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may decide whether to convert a Note or exercise this Warrant to achieve an actual 4.99% ownership position. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of any Note and exercise of Warrants by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

      12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      13. Representations of Holder. The Holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Upon exercise of this Warrant, other than pursuant to a Cashless Exercise or sale pursuant to a Registration Statement or other exemption under the 1933 Act, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that such Holder is an Accredited Investor. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      14. Warrant Exercise Compensation. The Company has agreed to pay to the Broker identified on Schedule 8 to the Subscription Agreement ("Broker") Warrant Exercise Compensation as described in the Subscription Agreement equal to five percent (5%) of the cash proceeds payable to the Company upon exercise of the Warrant. The Warrant Exercise Compensation will be paid by the Company to the Broker not later than the fifth (5th) business day after the Company receives cash proceeds from the exercise of this Warrant. The Holder of the Warrant has no obligation or responsibility to pay Warrant Exercise Compensation

      15. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection
(ii) above. The addresses for such communications shall be: (i) if to the Company to: China Media1 Corp., 142-757 West Pender Street, Suite 328, Vancouver, BC, Canada V6C 1A1, Attn: Ernest Cheung, President, telecopier: (604) 731-2888, with a copy by telecopier only to: Spectrum Law Group, 1900 Main Street, Suite 125, Irvine, CA 92614-7321, Attn: Marc Indeglia, Esq., telecopier:
(949) 851-5940, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, and (iii) if to the Broker, to: the address and telecopier number set forth on Schedule 8 to the Subscription Agreement.

      16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                               CHINA MEDIA1 CORP.



                               By:
                                   --------------------------------------------
                                   Name:  Ernest Cheung
                                   Title: President





Witness:




------------------------------

                                    Exhibit A
                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO: CHINA MEDIA1 CORP.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Warrant; or
___      the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___      $__________ in lawful money of the United States; and/or ___ the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________
whose address is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Number of Shares of Common Stock Beneficially Owned on the date of exercise:
Less than five percent (5%) of the outstanding Common Stock of China Media1
Corp.

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act. The undersigned confirms, as of the date of this form, the representations contained in Section 13 of the Warrant.

Dated:
      ----------------         ------------------------------------------------
                               (Signature must conform to name of holder as specified on the face of the Warrant)



                               ------------------------------------------------

                               ------------------------------------------------
                               (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

      For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CHINA MEDIA1 CORP. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CHINA MEDIA1 CORP. with full power of substitution in the premises.

-------------------------- ---------------------------- ------------------------
Transferees                Percentage Transferred       Number Transferred
-----------                ----------------------       ------------------
-------------------------- ---------------------------- ------------------------

-------------------------- ---------------------------- ------------------------

-------------------------- ---------------------------- ------------------------



Dated:
       ---------, -------  -----------------------------------------------------
                           (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

-------------------------  -----------------------------------------------------
         (Name)
                           -----------------------------------------------------
                               (address)

ACCEPTED AND AGREED:
[TRANSFEREE]               -----------------------------------------------------

                           -----------------------------------------------------
                               (address)


--------------------------
         (Name)